PREMIER CALIFORNIA MUNICIPAL BOND FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to report the performance for Premier California Municipal Bond Fund for its fiscal year ended January 31, 1997 as shown in the following table:

                                                                                                  Annualized
                                                       Total Return*                         Distribution Rate**
                                                      _______________                       _____________________
            Class A                                        3.31%                                    4.78%
            Class B                                        2.79%                                    4.50%
            Class C                                        2.67%                                    4.23%

THE ECONOMY
    The Federal Open Market Committee, the policy-making arm of the Federal Reserve Board (the "Fed"), has left monetary policy unchanged since late January, 1996, when it reduced both the Federal Funds target rate and the Discount Rate. Despite the Open Market Committee's apparent satisfaction regarding interest rate levels, long-term interest rates rose through midyear in anticipation that the economy would overheat and bring a rekindling of inflation: In fact, the opposite occurred. Throughout the year, the economy alternately slowed and accelerated in a relatively narrow band, while inflation remained subdued. The unemployment rate remained below 5.5% for most of the year, while the growth in new jobs was robust (and worrisome, since it seemed to indicate the economy was growing too fast). The tightening labor market did not result in inflationary increases in wage rates, however, since workers seemed more concerned with keeping their jobs rather than with getting raises. For the full year 1996, the Employment Cost Index (a statistical series closely followed by Federal Reserve Board Chairman Greenspan) rose 2.9% and the Consumer Price Index rose by 3.3%. Evidently, noninflationary wage increases were a key factor in the Fed's accommodative monetary policy last year. Recent remarks by Chairman Greenspan have indicated his awareness that the period of wage restraint may be ending, particularly as the economy seemed to be again strengthening at the end of the year.
    Spurred by record exports and a late-year surge in industrial production, the economy ended 1996 on a decidedly upbeat note. Fourth quarter gross domestic product (GDP) rose at a 4.7% annual rate, significantly above consensus estimates. Yet, as was the case for all of 1996, inflation remained under control. The GDP price deflator increased at an annual rate of only 1.4%, the smallest rise for this broad measure of inflation in 30 years. With the economy now in its sixth year of recovery, it is no surprise that consumer attitude surveys show rising confidence. According to the Conference Board, consumer confidence is at its highest level since the current economic expansion began in March 1991. This consumer optimism was reflected dramatically in the real estate market where sales of existing homes in 1996 rose above four million units for the first time.
    Yet there are some factors that possess the potential to dampen economic growth. Continued cautious consumer retail spending combined with modest installment borrowing could result in inventory accumulation and a slowdown in production. Last year, retail sales rose 4.4%, a moderate rate of increase, particularly after adjusting for the 3.3% rate of inflation. On the international front, the strength in the dollar could curb the demand for U.S. goods abroad and slow U.S. factories' activity. Well worth watching in the near term is the continued strong rate of growth in new jobs which, when combined with a low unemployment rate, could result in workers' concerns about job security being replaced by demand for wage increases. In turn, if wage increases become inflationary, they could lead to a tightening in monetary policy by the Open Market Committee.
MARKET ENVIRONMENT
    Last year was a year marked by a relatively slow start during the first half of the year followed by a rally which materialized during the second half of the year. Specifically, long-term interest rates as measured by the 30-year U.S. Treasury bond stabilized around the 7% level in mid-October, when the market established a new trading range and rallied to a 6.45% yield at the end of the year. After a correction in January that lowered bond prices and raised yields, the market has rebounded to test the 6.50% level again.
    The municipal market has also gone through a recent period of stabilization during which the retail (or individual) investor became active, strengthening the demand for municipal bonds. The more recent rally in fixed income securities was built on the continued speculation that the Federal Reserve Board's Open Market Committee could potentially ease credit in response to weakening economic data, and the lack of new issue supply. The new lower rates have not brought many issuers back into the municipal marketpl ace yet.
    During the fourth quarter, $10 billion in new supply had to be digested by the tax-exempt market in two weeks, which caused municipal bond prices to cheapen relative to taxables. The increase in yields reversed the trend of outperformance by the municipal market that characterized 1996. At the close of 1996, taxable bonds lost ground while municipal bonds held more of their value, moving back to outperformance status.
    Specifically in California, while in recent years the total amount of bonds issued has been constant, the proportion of negotiated, long-maturity bonds available for purchase by the Fund has declined. This condition has helped enhance the value of many existing holdings and has encouraged a lower cash position.
PORTFOLIO OVERVIEW
    Since mid-year 1996 we have held steadfast in our decision to maintain a somewhat aggressive position with the portfolio. During this period, the tone of the municipal market was affected by uncertainty. We felt, however, that attempting to predict market changes would be difficult at best. As a result, we focused our efforts on balancing the portfolio with discount bonds to counterbalance the income producing premium bonds already owned. This was accomplished despite the somewhat limited availability of long-maturity, liquid, discount bonds with good structural characteristics. Our investment strategy included selling some current coupon bonds and near-term call dates, which allowed the portfolio to take some profits, strengthened the overall structure of the portfolio, and bolstered performance.
    We will continue to manage the portfolio with an eye toward accomplishing these goals as we enter 1997. The market is not currently offering any concrete signs of its direction. In fact, it appears that the municipal market will continue to be somewhat lackluster through the first quarter of 1997. We expect that competition for California bonds will continue to be fueled by the multitude of national funds, as well as other California bond funds.
    Our primary tasks which will guide our portfolio management decisions are to earn a high level of current income exempt from Federal and State of California personal income taxes*** to the extent consistent with the preservation of capital while at the same time maintaining high credit quality. Included in this report is a series of detailed statements outlining the portfolio's holdings and financial condition. We hope they are informative. Please know that we greatly appreciate your continued confidence in the portfolio and the Dreyfus Corporation.
                              Very truly yours,

                      [Richard J. Moynihan signature logo]

                              Richard J. Moynihan
                              Director, Municipal Portfolio Management
                              The Dreyfus Corporation
February 17, 1997
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the contingent deferred sales charge imposed on redemptions in the case of Class B and Class C shares.
**Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the maximum offering price at the end of the period, in the Case of Class A shares or the net asset value per share in the case of Class B and Class C shares, adjusted for capital gain distributions.
***    Some investors may be subject to the Federal Alternative Minimum Tax.
Capital gains, if any, may be subject to Federal, state and local taxes.


Premier California Municipal Bond Fund            January 31, 1997
[Exhibit A]
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN PREMIER CALIFORNIA MUNICIPAL BOND FUND
CLASS A SHARES AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX

$20,603
Lehman Brothers
Municipal Bond Index*
Dollars
$18,799
Premier California
Municipal Bond Fund
(Class A Shares)
[Exhibit A]
*Source: Lehman Brothers

Average Annual Total Returns
                                  Class A Shares                                               Class B Shares
___________________________________________________________________     _______________________________________________________
                                                                                                              % Return Reflecting
                                                    % Return                                                Applicable Contingent
                                                    Reflecting                                   % Return        Deferred Sales
                          % Return Without        Maximum Initial                                Assuming No       Charge Upon
Period Ended 1/31/97       Sales Charge         Sales Charge (4.5%)     Period Ended 1/31/97     Redemption        Redemption*
_____________________      __________          ___________________     _____________________     ____________      ____________
1 Year                         3.31%                 (1.33)%               1 Year                      2.79%          (1.10)%
5 Years                        7.07                   6.09                 From Inception (1/5/93)     6.08            5.67
10 Years                       7.01                   6.52

                        Class C Shares
_________________________________________________________________
                                           % Return Reflecting
                                         Applicable Contingent
                             % Return       Deferred Sales
                            Assuming         Charge Upon
Period Ended 1/31/97      No Redemption       Redemption**
______________________   _____________      _________________
1 Year                        2.67%              1.70%
From Inception (6/2/95)       4.77               4.77

Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class A shares of Premier California Municipal Bond Fund on 1/31/87 to a $10,000 investment made in the Lehman Brothers Municipal Bond Index on that date. All dividends and capital gain distributions are reinvested. Performance for Class B and Class C shares will vary from the performance of Class A shares shown above due to differences in charges and expenses.
The Fund invests primarily in California municipal securities and its performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses. Unlike the Fund, the Lehman Brothers Municipal Bond Index is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall.
 The Index does not take into account charges, fees and other expenses and is not limited to investments principally in California municipal obligations. These factors can contribute to the Index potentially outperforming the Fund. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
*The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years.
**    The maximum contingent deferred sales charge for Class C shares is 1%
for shares redeemed within one year of the date of purchase.

PREMIER CALIFORNIA MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS                                    JANUARY 31, 1997
                                                                                                   Principal
Long-Term Municipal Investments_97.3%                                                                Amount           Value
                                                                                                 _____________     _____________
California_89.9%
Anaheim Public Financing Authority, Tax Allocation Revenue
    (Redevelopment Project Alpha) 6.45%, 12/28/2018 (Insured; MBIA).........                    $    4,000,000    $ 4,311,840
Antelope Valley Hospital District, Insured COP 7.30%, 1/1/2006..............                         2,400,000      2,510,856
California:
    5.25%, 10/1/2011........................................................                         5,250,000      5,167,890
    6.125%, 10/1/2011.......................................................                         2,875,000      3,131,392
    5.25%, 10/1/2018........................................................                         7,200,000      6,820,632
California Educational Facilities Authority, Revenue, Refunding (Saint Mary's College)
    5%, 10/1/2012...........................................................                         4,000,000      3,721,920
California Health Facilities Financing Authority, Revenue
    (Saint Francis Memorial Hospital) 5.875%, 11/1/2023.....................        .                4,500,000       4,578,975
California Housing Finance Agency, Home Mortgage Revenue:
    6.15%, 8/1/2016.........................................................                         3,000,000       3,041,970
    6.70%, 8/1/2025.........................................................                         1,960,000       2,044,104
    7.50%, 8/1/2029.........................................................                           920,000         955,659
    8%, 8/1/2029............................................................                           445,000         465,056
    7.60%, 8/1/2030.........................................................                         1,515,000       1,595,022
    7.70%, 8/1/2030.........................................................                           905,000         950,377
California Pollution Control Financing Authority, SWDR (North County Recycling
    Center) 6.75%, 7/1/2011 (LOC; Union Bank of Switzerland) (a)............                         2,500,000       2,895,900
California Public Works Board, LR:
    (Secretary of State):
      6.50%, 12/1/2008......................................................                         1,400,000       1,585,080
      6.75%, 12/1/2012 (Prerefunded 12/1/2002) (b)..........................                         3,475,000       3,945,723
    (University of California Projects) 5.50%, 6/1/2014.....................                         8,000,000       7,928,800
Compton, COP, Refunding 7.50%, 8/1/2015 (LOC; Mitsui Trust and Banking) (a).                         2,000,000       2,109,360
Contra Costa County, Water District Revenue 6%, 10/1/2011 (Insured; MBIA)...                         1,475,000       1,552,762
Escondido Unified School District, Refunding 5.125%, 9/1/2015 (Insured; FGIC)                        3,250,000       3,100,012
Eureka Public Financing Authority, Tax Allocation Revenue, Refunding
    (Eureka Redevelopment Projects) 6.25%, 11/1/2011 (Insured; CGIC)........                         2,000,000       2,127,860
Fairfield, Water Revenue, Refunding 5.375%, 4/1/2017 (Insured; AMBAC).......                         9,250,000       8,907,657
Fontana Redevelopment Agency, Tax Allocation Revenue
    (North Fontana Redevelopment Project) 7.25%, 9/1/2020...................                         4,250,000       4,334,320
Fremont Unified School District, Alameda County 5.875%, 8/1/2016............                         2,000,000       2,040,220
Fresno, Sewer Revenue 5%, 9/1/2023 (Insured; MBIA)..........................                         2,000,000       1,820,860
Los Angeles County Public Works Financing Authority, LR, Refunding 5.25%, 9/1/2015                   1,565,000       1,513,558
Los Angeles Harbor Department, Revenue 6.25%, 8/1/2026 (Insured; MBIA)......                         2,320,000       2,421,593
Madera County, COP (Valley Children's Hospital):
    6.25%, 3/15/2006 (Insured; MBIA)........................................                         2,250,000       2,455,583
    6.50%, 3/15/2009 (Insured; MBIA)........................................                         3,370,000       3,790,812

Premier California Municipal Bond Fund
Statement of Investments (continued)                      January 31, 1997
                                                                                                   Principal
Long-Term Municipal Investments (continued)                                                          Amount          Value
                                                                                                   ___________    ___________
California (continued)
Monrovia Redevelopment Agency, Tax Allocation, Refunding
    (Central Redevelopment Project) 6.70%, 5/1/2021 (Insured; AMBAC)........                    $    2,000,000    $  2,188,400
Mount Shasta, HR, COP (Mercy Medical Center)
    7.25%, 7/1/2019 (Prerefunded 7/1/1999) (b)..............................                         1,830,000       1,997,335
Nevada County, COP (Western Nevada Co. Solid Waste-McCourtney Road Landfill)
    7.50%, 6/1/2021.........................................................                         2,200,000       2,278,562
Northern California Power Agency, Public Power Revenue, Refunding
    (Hydroelectric Project No. 1):
      6.30%, 7/1/2018.......................................................                         6,000,000       6,571,380
      7.15%, 7/1/2024.......................................................                         4,395,000       4,616,025
Orange County, Special Tax (Community Facilities District No. 87):
    7.75%, 8/15/2014........................................................                         2,375,000       2,439,434
    7.80%, 8/15/2015 (Prerefunded 8/15/2000) (b)............................                         2,000,000       2,254,760
Orange Cove, Irrigation District Revenue, COP (Rehabilitation Project)
    7.25%, 2/1/2012 (Prerefunded 2/1/2001) (b)..............................                         3,000,000       3,353,250
Richmond Joint Powers Financing Authority, Revenue
    7.25%, 5/15/2013 (Prerefunded 5/15/2000) (b)............................                         1,500,000       1,655,685
Riverside County, SFMR 7.80%, 5/1/2021 (Collateralized; GNMA)...............                         1,250,000       1,608,450
Roseville, Special Tax (Community Facilities District No. 1) 7.70%, 9/1/2020                         2,000,000       2,069,560
Sacramento County, Special Tax (Community Facilities District No. 1):
    8.20%, 12/1/2010........................................................                         2,250,000       2,428,358
    8.25%, 12/1/2020........................................................                         2,000,000       2,139,320
San Diego County Water Authority, Water Revenue, COP 5.681%, 4/23/2008......                         4,000,000       4,185,880
San Diego Public Facilities Financing Authority, Sewer Revenue:
    5%, 5/15/2015 (Insured; FGIC)...........................................                         3,010,000       2,806,313
    5%, 5/15/2020 (Insured; FGIC)...........................................                         2,000,000       1,824,160
San Jose_Santa Clara Water Financing Authority, Sewer Revenue
    5.375%, 11/15/2015 (Insured; FGIC)......................................                         1,125,000       1,104,041
Santa Rosa, Wastewater Revenue, Refunding (Wastewater Project)
    5%, 9/1/2022 (Insured; FGIC)............................................                         4,500,000       4,103,730
Simi Valley, Single Family Residential Mortgage Revenue 7.625%, 8/1/2022 (c)                         1,159,856         197,176
Southern California Rapid Transit District, COP (Worker's Compensation Fund)
    6%, 7/1/2010............................................................                         2,045,000       2,135,471
University of California, Revenue:
    Hospital_UC Davis Medical Center 5.75%, 7/1/2012 (Insured; AMBAC).......                         5,000,000      5,145,300
    Refunding (Multiple Purpose Projects) 5%, 9/1/2023 (Insured; AMBAC).....                         8,500,000      7,578,345
Vista, MFHR (Vista Hacienda Project) 6.95%, 4/1/2017........................                         3,000,000      3,135,300
West Covina Redevelopment Agency, Community Facilities District, Special Tax
    6%, 9/1/2022............................................................                         3,000,000      3,057,150

Premier California Municipal Bond Fund
Statement of Investments (continued)                      January 31, 1997
                                                                                                     Principal
Long-Term Municipal Investments (continued)                                                           Amount         Value
                                                                                                    ___________   ___________
U.S. Related_7.4%
Puerto Rico Commonwealth Highway and Transportation Authority, Revenue
    5.50%, 7/1/2013.........................................................                    $    7,250,000  $   7,395,363
Puerto Rico Electric Power Authority, Power Revenue, Refunding 7.125%, 7/1/2014                      2,000,000      2,147,460
Virgin Islands Public Financing Authority Revenue, 7.30%, 10/1/2018.........                         3,100,000      3,851,161
                                                                                                                 _____________
TOTAL LONG-TERM MUNICIPAL INVESTMENTS (cost $169,573,213)...................                                     $176,093,162
                                                                                                                 ============

Short-Term Municipal Investments_2.7%
California_2.0%
Chula Vista, Industrial Development Revenue, Refunding (San Diego Gas) VRDN 3.55% (d)           $    1,300,000    $ 1,300,000
Irvine Ranch Water District, Refunding, VRDN
    3.70% (LOC; Bank of America Trust and Savings Association) (a,d)........                         2,200,000      2,200,000
U.S. Related_.7%
Puerto Rico Commonwealth Government Development Bank, VRDN 3.20% (d)........                         1,300,000      1,300,000
                                                                                                                 _____________
TOTAL SHORT-TERM MUNICIPAL INVESTMENTS (cost $4,800,000)....................                                     $  4,800,000
                                                                                                                 =============
TOTAL INVESTMENTS_100.0% (cost $174,373,213)................................                                     $180,893,162
                                                                                                                 =============



PREMIER CALIFORNIA MUNICIPAL BOND FUND

Summary of Abbreviations
AMBAC         American Municipal Bond Assurance Corporation      LR      Lease Revenue
CGIC          Capital Guaranty Insurance Corporation             MBIA    Municipal Bond Investors Assurance
COP           Certificate of Participation                                    Insurance Corporation
FGIC          Financial Guaranty Insurance Company               MFHR    Multi-Family Housing Revenue
GNMA          Government National Mortgage Association           SFMR    Single Family Mortgage Revenue
HR            Hospital Revenue                                   SWDR    Solid Waste Disposal Revenue
LOC           Letter of Credit                                   VRDN    Variable Rate Demand Notes


Summary of Combined Ratings (Unaudited)
Fitch (e)              or          Moody's             or         Standard & Poor's          Percentage of Value
____                               __________                    _________________          ______________________
AAA                                Aaa                            AAA                               54.9%
AA                                 Aa                             AA                                 5.0
A                                  A                              A                                 23.2
BBB                                Baa                            BBB                                5.5
BB                                 Ba                             BB                                 2.4
DDD                                D                              D                                   .1
F1                                 MIG1, VMIG1 & P1               SP1, A1                            2.7
Not Rated (f)                      Not Rated (f)                  Not Rated (f)                      6.2
                                                                                                   _______
                                                                                                   100.0%
                                                                                                  ========

Notes to Statement of Investments:

    (a)  Secured by letters of credit.
    (b) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
    (c)  Non-income producing security; interest payments in default.
    (d) Securities payable on demand.The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (e) Fitch currently provides creditworthiness information for a limited number of investments.
    (f) Securities which, while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.











SEE NOTES TO FINANCIAL STATEMENTS.

PREMIER CALIFORNIA MUNICIPAL BOND FUND
STATEMENT OF ASSETS AND LIABILITIES                     JANUARY 31, 1997
                                                                                                   Cost              Value
                                                                                               ____________        ____________
ASSETS:                          Investments in securities_See Statement of Investments        $174,373,213       $180,893,162
                                 Cash.......................................                                           472,142
                                 Interest receivable........................                                         2,992,308
                                 Receivable for shares of Beneficial Interest subscribed                               562,362
                                 Prepaid expenses...........................                                             6,468
                                                                                                                 ______________
                                                                                                                   184,926,442
                                                                                                                 ______________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                          85,998
                                 Due to Distributor.........................                                            48,014
                                 Payable for shares of Beneficial Interest redeemed                                    337,571
                                 Accrued expenses...........................                                            54,770
                                                                                                                 ______________
                                                                                                                       526,353
                                                                                                                 ______________
NET ASSETS..................................................................                                      $184,400,089
                                                                                                                 ==============
REPRESENTED BY:                  Paid-in capital............................                                      $178,260,196
                                 Accumulated undistributed investment income_net181,948
                                 Accumulated net realized gain (loss) on investments                                  (562,004)
                                 Accumulated net unrealized appreciation (depreciation)
                                 .......................        on investments_Note 3                                6,519,949
                                                                                                                 ______________
NET ASSETS..................................................................                                      $184,400,089
                                                                                                                 ==============

                                                   NET ASSET VALUE PER SHARE
                                                   _________________________
                                                                                 Class A            Class B         Class C
                                                                            ________________      ____________     ____________
Net Assets..................................................                   $163,030,239       $20,340,892       $1,028,958
Shares Outstanding..........................................                     12,958,395         1,616,035           81,621
NET ASSET VALUE PER SHARE...................................                        $12.58             $12.59           $12.61
                                                                                   =======            =======         ========







SEE NOTES TO FINANCIAL STATEMENTS.

PREMIER CALIFORNIA MUNICIPAL BOND FUND
STATEMENT OF OPERATIONS                             YEAR ENDED JANUARY 31, 1997
INVESTMENT INCOME
INCOME                           Interest Income............................                                       $11,714,875
EXPENSES:                        Management fee_Note 2(a)...................                    $  1,056,016
                                 Shareholder servicing costs _Note 2(c).....                         579,587
                                 Distribution fees_Note 2(b)................                         105,909
                                 Professional fees..........................                          48,083
                                 Trustees' fees and expenses_Note 2(d)......                         34,458
                                 Custodian fees.............................                         20,494
                                 Prospectus and shareholders' reports.......                         14,121
                                 Registration fees..........................                          6,517
                                 Miscellaneous..............................                         17,207
                                                                                                 ____________
                                       Total Expenses.......................                                         1,882,392
                                                                                                                   ____________
INVESTMENT INCOME_NET.......................................................                                         9,832,483
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS_Note 3:
                                 Net realized gain (loss) on investments....                   $    (566,869)
                                 Net unrealized appreciation (depreciation) on investments        (3,558,911)
                                                                                                 ____________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                        (4,125,780)
                                                                                                                   ____________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                      $  5,706,703
                                                                                                                 ==============






SEE NOTES TO FINANCIAL STATEMENTS.

PREMIER CALIFORNIA MUNICIPAL BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                        Year Ended               Year Ended
                                                                                     January 31, 1997         January 31, 1996
                                                                                  _____________________     ___________________
OPERATIONS:
    Investment income_net..................................................         $     9,832,483            $   10,837,216
    Net realized gain (loss) on investments................................                (566,869)                6,212,253
    Net unrealized appreciation (depreciation) on investments..............              (3,558,911)               10,659,485
                                                                                    ________________          ________________
      Net Increase (Decrease) in Net Assets Resulting from Operations......               5,706,703                27,708,954
                                                                                    ________________          ________________
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income_net:
      Class A shares.......................................................              (8,690,991)               (9,879,785)
      Class B shares.......................................................                (946,983)                 (957,402)
      Class C shares.......................................................                 (12,561)                      (29)
    Net realized gain on investments:
      Class A shares.......................................................              (2,095,781)               (4,193,091)
      Class B shares.......................................................                (255,409)                 (474,312)
      Class C shares.......................................................                  (6,301)                      (23)
                                                                                    ________________          ________________
      Total Dividends......................................................             (12,008,026)              (15,504,642)
                                                                                    ________________          ________________
BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold:
      Class A shares.......................................................               8,651,433                 7,850,834
      Class B shares.......................................................               1,280,059                 2,433,172
      Class C shares.......................................................               1,027,540                     1,000
    Dividends reinvested:
      Class A shares.......................................................               5,153,147                  6,858,326
      Class B shares.......................................................                 814,039                   978,162
      Class C shares.......................................................                  18,682                        52
    Cost of shares redeemed:
      Class A shares.......................................................             (30,300,379)              (32,515,537)
      Class B shares.......................................................              (2,638,241)               (2,012,025)
      Class C shares.......................................................                 (22,854)                   ____
                                                                                    ________________          ________________
      Increase (Decrease) in Net Assets from Beneficial Interest Transactions           (16,016,574)              (16,406,016)
                                                                                    ________________          ________________
          Total Increase (Decrease) in Net Assets..........................             (22,317,897)               (4,201,704)
NET ASSETS:
    Beginning of Period....................................................             206,717,986               210,919,690
                                                                                    ________________          ________________
    End of Period..........................................................            $184,400,089              $206,717,986
                                                                                    ===============          ================
UNDISTRIBUTED INVESTMENT INCOME_NET........................................        $        181,948            $     ____
                                                                                    ________________          ________________


SEE NOTES TO FINANCIAL STATEMENTS.

PREMIER CALIFORNIA MUNICIPAL BOND FUND
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
                                                                                        Year Ended                 Year Ended
                                                                                     January 31, 1997          January 31, 1996
                                                                                    ________________           ________________
CAPITAL SHARE TRANSACTIONS:
    Class A
    ________
    Shares sold............................................................                 683,893                   611,979
    Shares issued for dividends reinvested.................................                 410,136                   534,099
    Shares redeemed........................................................              (2,413,048)               (2,546,673)
                                                                                    ________________          ________________
                                 Net Increase (Decrease) in Shares Outstanding           (1,319,019)               (1,400,595)
                                                                                    ===============          ================
    Class B
    ________
    Shares sold............................................................                 101,503                   191,459
    Shares issued for dividends reinvested.................................                  64,758                    76,108
    Shares redeemed........................................................                (209,533)                 (157,990)
                                                                                    ________________          ________________
                                 Net Increase (Decrease) in Shares Outstanding              (43,272)                  109,577
                                                                                    ===============          ================
    Class C*
    ________
    Shares sold............................................................                  81,879                       77
    Shares issued for dividends reinvested.................................                   1,482                        4
    Shares redeemed........................................................                  (1,821)                    ____
                                                                                    ________________          ________________
                                 Net Increase (Decrease) in Shares Outstanding               81,540                       81
                                                                                    ===============          ================

* From June 2, 1995 (commencement of initial offering) to January 31, 1996.














SEE NOTES TO FINANCIAL STATEMENTS.

PREMIER CALIFORNIA MUNICIPAL BOND FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                         Class A Shares
                                                                 ______________________________________________________________
                                                                                    Year Ended January 31,
                                                                 _______________________________________________________________
PER SHARE DATA:                                                   1997          1996          1995          1994          1993
                                                                 ________     ________      ________      ________       ________
    Net asset value, beginning of period.........                $12.97        $12.24        $13.64        $12.80        $12.58
                                                                 ________     ________      ________      ________       ________
    Investment Operations:
    Investment income_net........................                   .65           .67           .72           .77           .80
    Net realized and unrealized gain (loss)
      on investments.............................                  (.24)         1.02          (.80)          .94           .39
                                                                 ________     ________      ________      ________       ________
    Total from Investment Operations.............                   .41          1.69          (.08)         1.71          1.19
                                                                 ________     ________      ________      ________       ________
    Distributions:
    Dividends from investment income_net.........                  (.64)         (.67)         (.72)         (.77)         (.80)
    Dividends from net realized gain on investments                (.16)         (.29)         (.60)         (.10)         (.17)
                                                                 ________     ________      ________      ________       ________
    Total Distributions..........................                  (.80)         (.96)        (1.32)         (.87)         (.97)
                                                                 ________     ________      ________      ________       ________
    Net asset value, end of period...............                $12.58        $12.97        $12.24        $13.64        $12.80
                                                                 ========     ========      ========      ========       ========
TOTAL INVESTMENT RETURN*.........................                 3.31%        14.15%        (4.34%)       13.62%         9.78%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......                  .92%          .93%          .90%          .78%          .65%
    Ratio of net investment income
      to average net assets......................                 5.18%         5.22%         5.72%         5.71%         6.30%
    Decrease reflected in above expense ratios
      due to undertakings by the Manager.........                    _           _             .02%          .15%          .28%
    Portfolio Turnover Rate......................                39.76%        92.42%        37.39%        26.69%        36.54%
    Net Assets, end of period (000's Omitted)....             $ 163,030      $185,187      $191,939      $245,435      $224,555
*  Exclusive of sales load.





SEE NOTES TO FINANCIAL STATEMENTS.

PREMIER CALIFORNIA MUNICIPAL BOND FUND
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                        Class B Shares
                                                                 ________________________________________________________________
                                                                                     Year Ended January 31,
                                                                 ________________________________________________________________
PER SHARE DATA:                                                   1997          1996          1995          1994        1993(1)
                                                                 ________     ________      ________      ________       ________
    Net asset value, beginning of period.........                $12.98        $12.25        $13.64        $12.81        $12.69
                                                                 ________     ________      ________      ________       ________
    Investment Operations:
    Investment income_net........................                   .59           .60           .65           .69           .03
    Net realized and unrealized gain (loss)
      on investments.............................                  (.25)         1.02          (.79)          .93           .12
                                                                 ________     ________      ________      ________       ________
    Total from Investment Operations.............                   .34          1.62          (.14)         1.62          .15
                                                                 ________     ________      ________      ________       ________
    Distributions:
    Dividends from investment income_net.........                  (.57)         (.60)         (.65)         (.69)         (.03)
    Dividends from net realized gain on investments                (.16)         (.29)         (.60)         (.10)         ._
                                                                 ________     ________      ________      ________       ________
    Total Distributions..........................                  (.73)         (.89)        (1.25)         (.79)         (.03)
                                                                 ________     ________      ________      ________       ________
    Net asset value, end of period...............                $12.59        $12.98        $12.25        $13.64        $12.81
                                                                 ========     ========      ========      ========       ========
TOTAL INVESTMENT RETURN(2).......................                 2.79%        13.55%        (4.77%)       12.91%       25.98%(3)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......                 1.44%         1.45%         1.42%         1.31%        1.07%(3)
    Ratio of net investment income
      to average net assets......................                 4.66%         4.69%         5.17%         4.90%        4.92%(3)
    Decrease reflected in above expense ratios
      due to undertakings by the Manager.........                 ._            ._             .02%          .13%       .13%(3)
    Portfolio Turnover Rate......................               39.76%         92.42%        37.39%        26.69%        36.54%
    Net Assets, end of period (000's Omitted)....               $20,341       $21,530       $18,981       $16,906          $325
(1)    From January 15, 1993 (commencement of initial offering) to January 31, 1993.
(2)    Exclusive of sales load.
(3)    Annualized.



SEE NOTES TO FINANCIAL STATEMENTS.

PREMIER CALIFORNIA MUNICIPAL BOND FUND
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                                   Class C Shares
                                                                                            ____________________________
                                                                                               Year Ended January 31,
                                                                                            ____________________________
PER SHARE DATA:                                                                                 1997            1996(1)
                                                                                              ________         ________
    Net asset value, beginning of period....................................                   $12.98            $12.98
                                                                                              ________         ________
    Investment Operations:
    Investment income_net...................................................                      .54               .37
    Net realized and unrealized gain (loss)
      on investments........................................................                     (.21)              .29
                                                                                              ________         ________
    Total from Investment Operations........................................                      .33               .66
                                                                                              ________         ________
    Distributions:
    Dividends from investment income_net....................................                     (.54)            (.37)
    Dividends from net realized gain on investments.........................                     (.16)            (.29)
                                                                                              ________         ________
    Total Distributions.....................................................                     (.70)            (.66)
                                                                                              ________         ________
    Net asset value, end of period..........................................                   $12.61            $12.98
                                                                                              ========        ==========
TOTAL INVESTMENT RETURN(2)..................................................                    2.67%           7.90%(3)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets.................................                    1.77%           4.42%(3)
    Ratio of net investment income
      to average net assets.................................................                    4.33%           4.31%(3)
    Decrease reflected in above expense ratios
      due to undertakings by the Manager....................................                      _                  _
    Portfolio Turnover Rate.................................................                   39.76%             92.42%
    Net Assets, end of period (000's Omitted)...............................                   $1,029                 $1
(1)    From June 2, 1995 (commencement of initial offering) to January 31, 1996.
(2)    Exclusive of sales load.
(3)    Annualized.



SEE NOTES TO FINANCIAL STATEMENTS.

PREMIER CALIFORNIA MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS
NOTE 1_Significant Accounting Policies:
    Premier California Municipal Bond Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified, open-end management investment company. The Fund's investment objective is to maximize current income exempt from Federal and State of California personal income taxes to the extent consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
    On October 31, 1996, the Board of Trustees approved, subject to approval by the shareholders of the California Series (the "Series") of Premier Insured Municipal Bond Fund, an Agreement and Plan of Reorganization providing for the transfer of all or substantially all of the Series' assets and liabilities to the Fund in a tax free exchange of shares of Beneficial Interest of the Fund at net asset value and the assumption of stated liabilities (the "Exchange"). The Series' Special Meeting of shareholders on February 27, 1997 was adjourned to a later date so that further solicitation of votes could occur.
    Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares. The Fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (A) PORTFOLIO VALUATION: The Fund's investments (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

Premier California Municipal Bond Fund
NOTES TO FINANCIAL STATEMENTS (continued)
    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal
Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $461,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to January 31, 1997. The carryover does not include net realized securities losses from November 1, 1996 through January 31, 1997, which are treated, for Federal income tax purposes as arising in fiscal 1998. If not applied, the carryover expires in fiscal 2005.
NOTE 2_Management Fee and Other Transactions With Affiliates:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the Fund's average daily net assets and is payable monthly.
    Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $2,272 during the period ended January 31, 1997 from commissions earned on sales of the Fund's shares.
    (B) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the Fund pays the Distributor for distributing the Fund's Class B and Class C shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended January 31, 1997, $103,726 was charged to the Fund for the Class B shares and $2,183 was charged to the Fund for the Class C shares.
    (C) Under the Shareholder Services Plan, the Fund pays the Distributor, at an annual rate of .25 of 1% of the value of the average daily net assets of Class A, Class B and Class C shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended January 31, 1997, $427,417, $51,863 and $727 were charged to Class A, B and C shares, respectively, by the Distributor pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $67,419 during the period ended January 31, 1997.
    (D) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

Premier California Municipal Bond Fund
NOTES TO FINANCIAL STATEMENTS (continued)
NOTE 3_Securities Transactions:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended January 31, 1997 amounted to $74,526,774 and $90,179,818, respectively.
    At January 31, 1997, accumulated net unrealized appreciation on investments was $6,519,949, consisting of $8,108,372 gross unrealized appreciation and $1,588,423 gross unrealized depreciation.
    At January 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

PREMIER CALIFORNIA MUNICIPAL BOND FUND
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF TRUSTEES
PREMIER CALIFORNIA MUNICIPAL BOND FUND
    We have audited the accompanying statement of assets and liabilities of Premier California Municipal Bond Fund, including the statement of investments, as of January 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Premier California Municipal Bond Fund, at January 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                              [Ernst & Young signature logo]

New York, New York
March 3, 1997
IMPORTANT TAX INFORMATION (UNAUDITED)
    In accordance with Federal tax law, the Fund hereby makes the following designations regarding its fiscal year ended January 31, 1997:
    _ all the dividends paid from investment income-net are "exempt-interest dividends" (not subject to regular Federal and, for individuals who are California residents, California personal income taxes), and
    _ the Fund hereby designates $.0708 per share as a long-term capital gain distribution of the $.1562 per share paid on September 27, 1996.
    As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 1997 calendar year on Form 1099-DIV which will be mailed by January 31, 1998.

[Dreyfus lion "d" logo]
PREMIER CALIFORNIA
MUNICIPAL BOND FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940











Printed in U.S.A.                            PCCAR971
[Dreyfus logo]
Annual Report
Premier California
Municipal Bond Fund
January 31, 1997
Registration Mark